UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-22215

International Growth and Income Fund
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

International Growth and Income Fund

Special feature
Laying the foundation for long-term investing

▶ See page 4

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Annual report for the year ended June 30, 2010

International Growth and Income FundSM seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2010:

	1 year	5 years	Lifetime (since 10/1/08)
Class A shares
Reflecting 5.75% maximum sales charge	2.21%	—	1.85%

The total annual fund operating expense ratio was 0.94% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008, and reimbursed other fees and expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 25 and 26 for details.

The fund’s 30-day yield for Class A shares as of July 31, 2010, reflecting the 5.75% maximum sales charge and calculated in accordance with the Securities and Exchange Commission formula, was 2.91%.

Results for other share classes can be found on page 30.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

Improving economic and business conditions resulted in generally positive returns for markets around the world during International Growth and Income Fund’s 2010 fiscal year. Stocks declined during the final months of the period, however, as a growing debt crisis in Europe and expectations of slower growth in China raised worries about the global recovery’s sustainability.

For the 12 months ended June 30, 2010, International Growth and Income Fund generated a total return of 8.4%. That includes an income return of 3.0% from dividends totaling 73.7 cents a share. Shareholders also received a capital gains distribution of 37.1 cents a share in December.

The fund’s total return compares favorably with the 7.5% return of its benchmark, the MSCI World ex USA Index. The index, which measures more than 20 markets in developed countries, is unmanaged and its returns do not include expenses. The Lipper International Funds Index, a peer group measure, gained 9.5% for the period.

Market overview

Continued signs of economic improvement, together with historically low interest rates and tame inflation, helped fuel solid gains for most major markets during the first six months of the fiscal year. As a growing number of countries emerged from recession, investor enthusiasm continued to rise.

During the second half, however, the European sovereign debt crisis took a heavy toll on investor confidence and equity markets stumbled. As government debt levels escalated in Greece, Spain, Portugal and other European nations, questions were raised about those countries’ ability to meet their financial obligations. In turn, investors became increasingly concerned about the health of European financial institutions, many of which held bonds issued by the struggling nations. As the crisis grew more severe, the European Union and the International Monetary Fund agreed to jointly provide $1.1 trillion in support to help ensure that struggling countries do not default on their debts. In addition, the Greek government adopted a number of austerity measures.

While we view these measures as promising first steps, it may take some time for Europe to fully resolve its debt problems. As the crisis came to the forefront this spring, the euro continued its slide against the U.S. dollar, hurting returns from the region for U.S. investors. In U.S. dollar terms, markets in the euro zone — the countries that use the euro as a common currency — fell slightly during the year.* The markets of debt-burdened nations Greece, Spain and Portugal were among the worst decliners, dropping 46.7%, 12.6% and 9.8%, respectively.

*Country returns are based on MSCI indexes, expressed in U.S. dollars, and assume the reinvestment of gross dividends.

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[Begin Sidebar]
Results at a glance

For periods ended June 30, 2010, with all distributions reinvested

		Average annual
	Total returns	total returns

	1 year	Lifetime (since 10/1/2008)

International Growth and Income Fund (Class A shares)	8.44%	5.37%

MSCI World ex USA Index*	7.51	–4.46

Lipper International Funds Index†	9.50	–2.77

*The index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
†Figures do not reflect the effect of sales charges.
[End Sidebar]

[Begin Sidebar]
In this report

Special feature

4	Laying the foundation for long-term investing
In this year’s feature, we’ll take a close look at the turbulence in Europe and the steps your fund’s counselors take to find investment opportunities in challenging markets.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

10	Summary investment portfolio

15	Financial statements

31	Board of trustees and other officers
[End Sidebar]

[Begin Sidebar]
Largest equity holdings

(as of June 30, 2010)

Company	Country	Percent of net assets

British American Tobacco	United Kingdom	3.0%
Royal Dutch Shell	United Kingdom	2.6
Nintendo	Japan	2.4
TOTAL	France	2.4
Tesco	United Kingdom	2.3
Bank of Nova Scotia	Canada	2.1
Hongkong Electric Holdings	Hong Kong	2.1
Anheuser-Busch InBev	Belgium	1.9
Unilever	Netherlands	1.8
Telefónica	Spain	1.7
[End Sidebar]

Despite the volatility stirred up by Europe’s troubles, however, most major stock markets generated positive results. Markets that posted gains included Australia (+18.1%), Taiwan (+16.1%) and Japan (+0.9%) in the Asia/Pacific region and Brazil (+22.1%), Mexico (+31.7%) and Canada (+18.6%) in the Americas. A number of the European countries where International Growth and Income Fund invests also recorded gains. The United Kingdom, France and Germany, markets where over 30% of the fund’s holdings were domiciled, rose 8.6%, 1.7% and 7.8%, respectively.

A look at the portfolio

It is important to remember that we do not invest in countries or currencies. Rather, we take a company-by-company approach to building a portfolio, relying on rigorous fundamental research. This approach has resulted in a portfolio of investments in 110 companies domiciled in markets around the world at fiscal year-end. Geographic concentrations merely reflect the sum of these individual decisions.

While nearly 53% of the fund’s equity holdings were domiciled in Europe, many of these companies are large, multinational entities that operate in markets around the world. Among the fund’s top 10 holdings, for example, brewer Anheuser-Busch InBev (+32.7%), British American Tobacco (+14.7%) and leading consumer products maker Unilever (+13.0%) all are European-domiciled companies with significant businesses in markets beyond Europe’s borders.

Other companies that contributed to the fund’s positive results included paper products maker Kimberly-Clark de México, which rose 51.1%, financial institution HSBC Holdings, up 9.3%, and Hongkong Electric, up 7.0%. Among major holdings with disappointing returns were Spanish telecommunications company Telefónica, down 18.5%, as well as European oil companies TOTAL, down 17.8%, and Royal Dutch Shell, which lost 4.1%.

A look forward

We take a long-term view of investing and encourage you to do the same. The European sovereign debt crisis remains a concern. Yet, while we believe the crisis may continue to dampen growth, we don’t expect the global economy to return to recession. Nevertheless, risks remain. The bull market that ended in 2007 was enabled by the accumulation of excessive debt in the developed world. The world’s economy and markets may face the effects of that debt accumulation for years to come.

In the months since International Growth and Income Fund was launched in October 2008, the world has seen major economic and financial crises, and markets have experienced high levels of volatility. We are encouraged that, in these challenging times, the fund has managed a positive lifetime average annual total return of 5.4%.

Turbulent periods can also be periods of great opportunity. We continue to meet with government officials and central bankers in Europe and elsewhere as part of our effort to understand the macroeconomic environment. And, as always, we are working hard to identify investment opportunities in solid companies that can reward our shareholders over the long term.

We thank you for the trust you have placed in us, and look forward to reporting back to you in six months.

Cordially,

/s/ Steven T. Watson
Steven T. Watson
Vice Chairman of the Board

/s/ Carl M. Kawaja
Carl M. Kawaja
President

August 11, 2010

For current information about the fund, visit americanfunds.com.

The value of a $10,000 investment

How a $10,000 investment has fared (for the period October 1, 2008, to June 30, 2010, with dividends reinvested)
Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]

	International Growth and Income Fund 1,2	MSCI World ex USA Index3
10/1/2008	$9,425	$10,000
10/31/2008	8,424	7,853
11/30/2008	8,123	7,431
12/31/2008	8,651	7,824
1/31/2009	7,941	7,095
2/28/2009	7,590	6,379
3/31/2009	8,050	6,803
4/30/2009	8,683	7,691
5/31/2009	9,627	8,677
6/30/2009	9,521	8,590
7/31/2009	10,382	9,398
8/31/2009	10,758	9,850
9/30/2009	11,315	10,258
10/31/2009	11,144	10,095
11/30/2009	11,485	10,347
12/31/2009	11,704	10,514
1/31/2010	11,154	10,022
2/28/2010	11,162	10,013
3/31/2010	11,773	10,664
4/30/2010	11,560	10,514
5/31/2010	10,487	9,367
6/30/2010	10,324	9,234

1
As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2	All results are calculated with dividends and capital gains reinvested.
3	The index is unmanaged and its results do not reflect the effect of sales charges, commissions or expenses.
4	For the period October 1, 2008 (when the fund began operations), through October 31, 2008.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.
[end mountain chart]

Average annual total returns based on a $1,000 investment (for the period ended June 30, 2010)*

			Lifetime
	1 year	5 years	(since October 1, 2008)

Class A shares	2.21%	—	1.85%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008, and reimbursed other fees and expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 25 and 26 for details.

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Laying the foundation for long-term investing

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Volatility and crisis have defined the global investment climate for the 21 months since International Growth and Income Fund began operations. The fund was launched on October 1, 2008, during perhaps the darkest days of the global financial meltdown, a crisis that resulted in severe declines for many of the world’s stock markets.

This was followed in 2009 by a remarkable turnaround, as aggressive government stimulus measures sparked economic recovery and strong market rallies. Then, this past spring markets were sent tumbling again amid concerns that Greece and other European nations would struggle to solve mounting budget problems.

The recent sovereign debt problems in Europe, coupled with a decline in the value of the euro against the U.S. dollar, may have investors questioning their commitment to investing outside U.S. borders. Yet, while investing abroad does involve additional risks, International Growth and Income Fund was created on the conviction that international markets offer substantial investment opportunities that can reward shareholders over time. The recent market turbulence has not shaken that conviction.

In the following pages, we’ll take a close look at the turbulence in Europe and the steps your fund’s counselors take to find investment opportunities in challenging markets.

Troubles stem from 2008 crisis

In some respects, Europe’s fiscal troubles are a continuation of the global financial crisis that began in 2008. The crisis started with companies and individuals taking on very high levels of debt. Banks and other financial institutions had financed much of this credit binge through pools of complex mortgage securities. As defaults rose and many of these securities failed, financial institutions struggled with mounting losses and lending dried up. Through various efforts aimed at supporting a fragile global financial system, governments around the world transferred much of that corporate and individual debt to their own balance sheets, greatly expanding government debt levels.

Greece — and to a lesser extent, Spain, Portugal and Ireland — have particularly high debt ratios compared to the size of their economies. As Greece’s troubles became more acute this spring, concerns were raised about the country’s ability to repay its debts as well as the health of European financial institutions that held Greek debt. In May, equity markets fell sharply as investors became wary of risk.

“European governments did not respond quickly to this crisis,” notes Steven Watson, fund vice chairman and a portfolio counselor. “However, we have seen signs that governments — most notably, France and Germany — and the European Central Bank are coming to grips with their problems. As the crisis escalated, the European Union and the International Monetary Fund stepped in with assistance and loan guarantees to help ensure that Greece would not default on its debt. And the Greek government enacted its own austerity measures.”

[Begin Sidebar]
Where the fund’s assets were invested*

To achieve its objective, International Growth and Income Fund invests primarily in stocks of larger, well-established companies domiciled outside the United States, including in developing countries. In building the portfolio, the investment professionals who manage the fund take a strict company-by-company approach rooted in rigorous fundamental research. While this approach has resulted in a portfolio with broad geographic diversification, including substantial holdings in Europe, it is important to note that the concentrations shown on this page reflect the total of numerous individual decisions on companies in a particular country or region.

		International Growth and Income Fund	MSCI World ex USA Index†

■	Euro zone
	France	11.6%	8.8%
	Netherlands	3.6	2.4
	Germany	3.5	7.0
	Spain	2.2	3.1
	Belgium	1.9	.9
	Austria	1.3	.3
	Italy	1.1	2.5
	Ireland	.9	.3
	Finland	.7	.9
	Greece	.4	.2
	Portugal	—	.2
	Euro zone	27.2	26.6

	Other Europe
	United Kingdom	16.2	18.9
	Switzerland	5.1	7.2
	Sweden	1.3	2.6
	Czech Republic	1.3	—
	Norway	.8	.7
	Russia	.5	—
	Denmark	.1	.9
	Other Europe	25.3	30.3
	Total Europe	52.5	56.9

■	Asia/Pacific
	Japan	9.3	20.9
	Australia	6.1	7.3
	Taiwan	3.7	—
	Hong Kong	3.6	2.3
	China	2.3	—
	Singapore	.5	1.5
	South Korea	.5	—
	New Zealand	—	.1
	Asia/Pacific	26.0	32.1

■	The Americas
	Canada	6.3	10.2
	Brazil	3.5	—
	Mexico	2.8	—
	United States	.3	—
	Jamaica	.1	—
	The Americas	13.0	10.2

■	Other
	South Africa	2.6	—
	Israel	.4	.8
	Other	3.0	.8

■	Short-term securities &
	other assets less liabilities	5.5	—

	Total	100.0%	100.0%

*Percent of net assets by country as of June 30, 2010.
†MSCI World ex USA Index market capitalizations as of June 30, 2010.

[End Sidebar]

[Begin Pull Quote]

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“As difficult as the environment in Europe seems, we have seen more difficult environments many times before, in many countries, and we are drawing on that experience.” — Carl Kawaja, portfolio counselor
[End Pull Quote]

Uncertainty about the economic outlook for Europe has had a negative impact on the valuation of the euro, the common currency for 16 European nations. In early June, the euro had fallen about 21% from its December 2009 high versus the U.S. dollar. The devaluation of the euro can create headwinds for U.S. investors in European-based companies. However, the possible effects of currency exchange are complex, says Andrew Suzman, a portfolio counselor in the fund.

“A weak euro can have adverse effects for some companies domiciled in Europe, but other companies — exporters, for example — can benefit meaningfully,” says Andrew. “When the problems in Greece surfaced and the euro began to decline in value, the markets did not make such distinctions, and European shares declined broadly. As a result, we think a number of European companies represent value for long-term investors. The important thing to remember is that we invest in companies, not countries or currencies.”

An experienced team

So how do the professionals who manage International Growth and Income Fund find investment opportunities in difficult markets? They start by applying deep experience earned through many years of investing outside the United States in a wide variety of market conditions. Carl Kawaja, fund president and a portfolio counselor, and Steven each have 23 years of investment experience, and Andrew has 17.

The fund’s counselors are supported by a vast global research organization that includes analysts based in offices around the world. Some of these analysts have been researching companies — and developing relationships with managements — for decades. “They’ve lived through the Mexican peso crisis of 1994, the Asian crisis, the Russian ruble crisis in the late 1990s, as well as the global financial meltdown in 2008,” says Steven. “So they are pretty savvy about crisis investing.”

One key lesson of these turbulent periods: Every company does not react to difficulties in the same way. Some struggle, others thrive. “As difficult as the environment in Europe seems, we have seen more difficult environments many times before, in many countries, and we are drawing on that experience,” says Carl. “The Asian crisis in 1997 was similar to the current problems in Europe, and Brazil and Mexico have had a number of currency devaluations over the years. In those periods, many of the stronger companies became much stronger after the devaluation. Some were able to buy their weaker competitors and export their way out of trouble.”

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[Begin Sidebar]
A wealth of experience

Although International Growth and Income Fund is still relatively new, its three portfolio counselors — each of whom manages a portion of the fund’s assets — have years of experience investing in markets around the globe.

[Begin Photo Caption]	[Begin Photo Caption]	[Begin Photo Caption]

[photo - Carl Kawaja]	[photo - Steven Watson]	[photo - Andrew Suzman]

Carl Kawaja	Steven Watson	Andrew Suzman
23 years of experience	23 years of experience	17 years of experience
[End Photo Caption]	[End Photo Caption]	[End Photo Caption]
[End Sidebar]

Connecting the dots

Rigorous fundamental research is at the heart of our effort to identify the companies that can improve their competitive positions in this challenging environment and reward shareholders over time. “We have been reacting to this crisis by doing what we do best: meeting with company managements as well as their competitors, visiting factories and stores, and studying balance sheets and business models,” says Steven.

While close scrutiny of companies is the hallmark of our process, we also rely on an internal group of economists and political analysts who spend a great deal of time researching and thinking about the broad global economic environment. “The research process is absolutely critical, and it’s important to note that there are two inputs that drive it,” explains Andrew. “Gaining information about companies is the foundation of our investment process. But we’re also thinking about the big macro issues of the day — the sovereign debt crisis, what will become of the euro, can China continue to manage its rapid growth rate — and making decisions accordingly.”

These economists, along with fixed-income and equity analysts, have been spending a lot of time in Europe speaking to central bankers, regulators, politicians and other public figures so that we could understand the debt crisis from the government point of view. These professionals do not do their work in isolation, but rather contribute to a coordinated global effort.

“We’ve recently had several people meet with government officials in Greece, for example, and we’ve been in Spain talking with banks as well as government officials there,” says Carl. “But our analyst doesn’t just go to Greece, do some work and report on conclusions. We’re very busy trying to connect the dots, so he talks to someone who is in China who talks to an analyst who was just in Spain.”

Companies, not countries

International Growth and Income Fund can invest in companies domiciled all over the world, primarily outside the United States. The majority of the fund’s investments — some 53% — are in European-based companies. However, as the table on page 6 shows, the fund’s portfolio includes holdings based in Asia and Latin America, as well as Europe. This broad geographic diversification is not the result of an effort to emphasize countries or regions. Rather, it is the result of the individual decisions based on the merits of individual companies made by the fund’s three counselors.

“The European companies that we look to invest in generally fall into two categories,” says Steven. “The first would be large multinational companies with significant businesses outside of Europe. These companies can benefit meaningfully from a weaker currency. The second category would be domestic companies, such as European telecom companies. Given the pessimism over the euro and what might transpire in Europe, we believe we’ve been able to invest in solid domestic European companies at incredibly compelling valuations.”

[Begin Pull Quote]
“It’s easy to get excited about international investing when things are bad in the U.S. relative to the rest of the world. But these are the times when real investing value emerges and we have to be focused on digging out those values.” — Steven Watson, portfolio counselor
[End Pull Quote]

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[Begin Pull Quote]
“When we look back in 10 years, I believe we will find that during this period of crisis we were able to identify solid long-term investments.” — Andrew Suzman, portfolio counselor
[End Pull Quote]

Given their value-oriented, contrarian approach, Carl adds, the fund’s counselors will continue to look for investment opportunities in Europe, as well as Asia and Latin America. “We’re increasingly looking toward Europe for opportunities,” he says. “I’m more concerned when I look at a market that has faced challenges and I see that we have very little exposure to it than I am concerned by the reverse. I like to see that we are going where it seems like opportunity would be.”

The importance of dividends

To meet its growth-and-income objective, the fund primarily invests in well-established companies that pay dividends.

“Dividends are the principal way that investors share in the fruits of the businesses in which they invest, and they have historically been a significant component of long-term total returns,” Steven points out. “But dividends can also be an important indicator of investment value in the stock market. We think that is the case today — that there are very attractive dividend yields in Europe, for example, as well as other places in the world.”

Regular dividend payments can help cushion the blow to investors when markets are struggling. What’s more, a dividend focus can lead to companies that are more likely to endure in difficult environments. “Dividends are a solid indicator of a company’s stability, so we often find that companies that pay dividends are better able to withstand this kind of environment,” says Carl.

The sovereign debt problems confronting Europe are meaningful and there likely will be continued market turbulence as European nations make additional adjustments.

What are the steps forward? The outcome in Europe remains unclear, but the managers of the fund continue to focus on the long term. They will meet with companies, government officials and central bankers to revisit assumptions and question their underlying thesis. And they will continue to work hard to identify investments that can reward patient shareholders.

“We don’t know for sure what will happen in Europe,” says Andrew. “We do know that valuations matter. And valuations at the current time for many companies seem reasonable. International Growth and Income Fund is still a very new fund, and we’re still building a portfolio for the long term. When we look back in 10 years, I believe we will find that during this period of crisis we were able to identify solid long-term investments.”

“It’s easy to get excited about international investing when things are bad in the U.S. relative to the rest of the world,” adds Steven. “But these are the times when real investing value emerges and we have to be focused on digging out those values.” ■

Summary investment portfolio, June 30, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	(percent of net assets)
Financials	18.50%
Consumer staples	14.97
Telecommunication services	10.21
Information technology	8.56
Industrials	8.00
Other industries	30.73
Preferred stocks & convertible securities	1.25
Bonds & notes	2.33
Short-term securities & other assets less liabilities	5.45
[end pie chart]

Country diversification	(percent of net assets)
Euro zone*	27.2%
United Kingdom	16.2
Japan	9.3
Canada	6.3
Australia	6.1
Switzerland	5.1
Taiwan	3.7
Hong Kong	3.6
Brazil	3.5
Mexico	2.8
Other countries	10.7
Short-term securities & other assets less liabilities	5.5

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands and Spain.

			Percent
		Value	of net
Common stocks - 90.97%	Shares	(000)	assets

Financials - 18.50%
Bank of Nova Scotia	1,604,000	$73,906	2.12%
This major bank provides financial services to Canadian and international clients.
Prudential PLC (1)	7,044,503	52,799	1.52
A leading life insurance and pension provider. Has significant operations in the U.S. and the U.K. and is growing in the Asia/Pacific region.
Australia and New Zealand Banking Group Ltd. (1)	2,906,194	52,172	1.50
A major banking group in Australia and New Zealand, with significant retail and corporate operations.
HSBC Holdings PLC (Hong Kong) (1)	4,356,896	39,913
HSBC Holdings PLC (United Kingdom) (1)	1,008,896	9,204	1.41
One of the world's largest international banking and financial services organizations.
Industrial and Commercial Bank of China Ltd., Class H (1)	66,660,000	48,403	1.39
A state-owned commercial bank in China and one of the world's largest banks.
UBS AG (1) (2)	3,190,000	42,285	1.21
One of the world's largest financial services companies, providing wealth management, investment banking and asset management.
Toronto-Dominion Bank	610,000	39,526	1.14
One of Canada's largest banks. TD Waterhouse, its discount brokerage subsidiary, is active in the U.S., U.K. and Japan.
AXA SA (1)	2,016,939	30,589	.88
One of the world's largest insurance and financial services companies.
Itaú Unibanco Holding SA, preferred nominative	1,590,000	28,629	.82
One of Brazil's leading private commercial banks.
Hong Kong Exchanges and Clearing Ltd. (1)	1,785,000	27,834	.80
Hong Kong's only integrated equity and derivative exchange.
Other securities		198,515	5.71
		643,775	18.50

Consumer staples - 14.97%
British American Tobacco PLC (1)	3,345,000	105,919	3.04
The world's second-largest tobacco company.
Tesco PLC (1)	14,108,000	79,435	2.28
Major international retailer based in the United Kingdom.
Anheuser-Busch InBev NV (1)	1,402,240	67,355	1.94
One of the world's largest brewers.
Unilever NV, depository receipts (1)	2,327,700	63,465	1.82
A global consumer goods company. Its products include Breyer's ice cream, Dove soap and Lipton teas.
Kimberly-Clark de México, SAB de CV, Class A	9,195,000	53,131	1.53
Mexico's largest producer of consumer and office paper products.
Shoprite Holdings Ltd. (1)	3,585,000	38,499	1.11
Major food retailer in Africa.
Pernod Ricard SA (1)	369,660	28,596	.82
Produces wine, spirits and nonalcoholic beverages.
Other securities		84,579	2.43
		520,979	14.97

Telecommunication services - 10.21%
Telefónica, SA (1)	3,183,000	58,779	1.69
One of the premier providers of fixed and mobile telephone and Internet services in Spain and Latin America.
Koninklijke KPN NV (1)	4,143,000	52,901	1.52
Global telecommunication services provider based in the Netherlands.
Telefónica 02 Czech Republic, AS (1)	2,357,000	45,828	1.32
Provides phone services as well as Internet and data transmission services in the Czech Republic.
Telekom Austria AG, non-registered shares (1)	3,907,649	43,436	1.25
Austria's largest fixed-line and mobile telecommunications provider.
Taiwan Mobile Co., Ltd. (1)	14,430,000	29,431	.84
A leading Taiwanese cellular phone company.
KDDI Corp. (1)	5,690	27,028	.78
The second-largest wireless telecommunications company in Japan, with long distance and global operations.
Other securities		97,866	2.81
		355,269	10.21

Information technology - 8.56%
Nintendo Co., Ltd. (1)	292,400	85,175	2.45
Makes video game machines and software.
MediaTek Inc. (1)	3,709,000	51,729	1.49
Manufactures optical storage media for PCs and DVDs.
Canon, Inc. (1)	1,095,000	40,825	1.17
One of the world's premier manufacturers of cameras, copiers, printers and optical equipment.
Cielo SA, ordinary nominative	4,109,000	34,603	.99
Payment processing services company based in Brazil.
Taiwan Semiconductor Manufacturing Co. Ltd. (1)	17,991,506	33,642	.97
One of the world's largest semiconductor manufacturers.
Other securities		51,862	1.49
		297,836	8.56

Industrials - 8.00%
Schneider Electric SA (1)	559,776	56,658	1.63
An international supplier of industrial electrical equipment and industrial automation equipment.
Mitsubishi Corp. (1)	1,851,200	38,575	1.11
A leading trading company in Japan, with diversified operations in fields such as energy, metals, machinery and food.
Siemens AG (1)	403,000	36,063	1.03
A major worldwide producer of electrical and electronic equipment used in industrial and professional applications.
Geberit AG (1)	195,100	30,255	.87
A leading European plumbing systems manufacturer.
Other securities		116,873	3.36
		278,424	8.00

Utilities - 7.76%
Hongkong Electric Holdings Ltd. (1)	12,280,000	73,089	2.10
Its subsidiaries include a Hong Kong electric utility, an engineering consulting company and an international investment firm.
SUEZ Environnement Co. (1)	2,371,000	39,061	1.12
France-based utility company that provides water treatment and waste management services.
National Grid PLC (1)	5,249,999	38,674	1.11
Operates electricity networks in the U.K. and U.S.
GDF SUEZ (1)	1,189,271	33,648	.97
Major natural gas and electricity company based in France.
Other securities		85,503	2.46
		269,975	7.76

Energy - 7.01%
Royal Dutch Shell PLC, Class B (1)	3,804,000	92,100	2.65
A global group of energy and oil companies.
TOTAL SA (1)	1,884,300	83,860	2.41
One of the world's leading integrated oil and gas companies.
TransCanada Corp.	1,134,000	37,933	1.09
Major provider of natural gas and power generation for Canada and the U.S.
Other securities		30,164	.86
		244,057	7.01

Materials - 6.44%
L'Air Liquide SA, non-registered shares (1)	375,466	37,713	1.08
Global supplier of industrial gases.
CRH PLC (1)	1,482,043	31,020	.89
One of the world's largest producers of building materials.
K+S AG (1)	638,000	29,349	.84
Germany-based supplier of fertilizer, plant care and salt products.
Impala Platinum Holdings Ltd. (1)	1,225,000	28,398	.82
One of the world's largest platinum producers.
Orica Ltd. (1)	1,320,240	27,795	.80
Manufactures and distributes commercial explosives, fertilizers, chemicals and consumer products.
Other securities		69,963	2.01
		224,238	6.44

Health care - 4.86%
Novartis AG (1)	964,000	46,770	1.35
One of the world's largest pharmaceutical companies.
Roche Holding AG (1)	276,700	37,997	1.09
A world leader in pharmaceuticals and diagnostic research.
Other securities		84,237	2.42
		169,004	4.86

Consumer discretionary - 2.86%
Toyota Motor Corp. (1)	1,014,300	34,881	1.00
One of the world's largest automotive manufacturers.
H & M Hennes & Mauritz AB, Class B (1)	1,141,400	31,386	.90
One of Europe's largest specialty fashion retailers.
Other securities		33,266	.96
		99,533	2.86

Miscellaneous - 1.80%
Other common stocks in initial period of acquisition		62,474	1.80

Total common stocks (cost: $3,137,583,000)		3,165,564	90.97

Preferred stocks - 0.71%

Financials - 0.42%
Other securities		14,707	.42

Miscellaneous - 0.29%
Other preferred stocks in initial period of acquisition		10,087	.29

Total preferred stocks (cost: $21,645,000)		24,794	.71

Convertible securities - 0.54%

Materials - 0.39%
Other securities		13,483	.39

Miscellaneous - 0.15%
Other convertible securities in initial period of acquisition		5,284	.15

Total convertible securities (cost: $18,645,000)		18,767	.54

	Principal
	amount (000)
Bonds & notes - 2.33%

Consumer staples - 0.49%
British American Tobacco International Finance PLC 8.125%-9.50% 2013-2018 (3)	$14,159	16,989	.49

Other - 1.84%
Other securities		63,907	1.84

Total bonds & notes (cost: $67,548,000)		80,896	2.33

Short-term securities - 4.94%

Freddie Mac 0.14%-0.31% due 8/30-12/6/2010	60,929	60,893	1.75
GDF SUEZ 0.35% due 7/20/2010 (3)	39,000	38,993	1.12
Other securities		72,179	2.07

Total short-term securities (cost: $172,056,000)		172,065	4.94

Total investment securities (cost: $3,417,477,000)		3,462,086	99.49
Other assets less liabilities		17,841	.51

Net assets		$3,479,927	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $2,729,647,000, which represented 78.44% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $120,526,000, which represented 3.46% of the net assets of the fund.

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at June 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value (cost: $3,417,477)		$3,462,086
Cash denominated in currencies other than U.S. dollars (cost: $2,616)		2,616
Cash		548
Receivables for:
Sales of investments	$9,157
Sales of fund's shares	6,141
Dividends and interest	11,645	26,943
		3,492,193
Liabilities:
Payables for:
Purchases of investments	2,193
Repurchases of fund's shares	6,836
Investment advisory services	1,583
Services provided by affiliates	1,144
Trustees' deferred compensation	373
Other	137	12,266
Net assets at June 30, 2010		$3,479,927

Net assets consist of:
Capital paid in on shares of beneficial interest		$3,403,678
Undistributed net investment income		7,530
Undistributed net realized gain		24,253
Net unrealized appreciation		44,466
Net assets at June 30, 2010		$3,479,927

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (134,579 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$2,515,264	97,264	$25.86
Class B	28,083	1,088	25.82
Class C	167,334	6,482	25.81
Class F-1	274,156	10,601	25.86
Class F-2	198,572	7,676	25.87
Class 529-A	35,105	1,358	25.85
Class 529-B	1,153	45	25.80
Class 529-C	8,151	316	25.77
Class 529-E	1,273	49	25.85
Class 529-F-1	830	32	25.87
Class R-1	3,110	120	25.82
Class R-2	12,402	481	25.79
Class R-3	9,915	384	25.84
Class R-4	4,564	176	25.86
Class R-5	13,932	537	25.95
Class R-6	206,083	7,970	25.86

See Notes to Financial Statements

Statement of operations
for the year ended June 30, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $10,435)	$103,069
Interest	15,844	$118,913

Fees and expenses*:
Investment advisory services	17,569
Distribution services	8,009
Transfer agent services	2,398
Administrative services	902
Reports to shareholders	154
Registration statement and prospectus	583
Trustees' compensation	296
Auditing and legal	98
Custodian	646
Other	144
Total fees and expenses before reimbursements/waivers	30,799
Less reimbursements/waivers of fees and expenses:
Investment advisory services	215
Administrative services	6
Other	125
Total fees and expenses after reimbursements/waivers		30,453
Net investment income		88,460

Net realized gain and unrealized
depreciation on investments
and currency:
Net realized gain (loss) on:
Investments	76,446
Currency transactions	(1,034)	75,412
Net unrealized depreciation on:
Investments	(134,037)
Currency translations	(523)	(134,560)
Net realized gain and
unrealized depreciation
on investments and currency		(59,148)
Net increase in net assets resulting
from operations		$29,312

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
		For the period
	Year ended	October 1, 2008*
	June 30, 2010	to June 30, 2009
Operations:
Net investment income	$88,460	$33,836
Net realized gain on investments and currency transactions	75,412	321
Net unrealized (depreciation) appreciation on investments and currency translations	(134,560)	179,026
Net increase in net assets resulting from operations	29,312	213,183

Dividends and distributions paid to
shareholders:
Dividends from net investment income	(86,523)	(31,718)
Distributions from net realized gain on investments	(40,864)	-
Total dividends and distributions paid to shareholders	(127,387)	(31,718)

Net capital share transactions	1,675,168	1,721,369

Total increase in net assets	1,577,093	1,902,834

Net assets:
Beginning of period	1,902,834	-
End of period (including undistributed
net investment income: $7,530 and $2,905, respectively)	$3,479,927	$1,902,834

*Commencement of operations.

See Notes to Financial Statements

Notes to financial statements

1.	Organization

International Growth and Income Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital with current income by investing primarily in the stocks of larger, well-established companies outside the U.S. Effective March 1, 2010, the fund reorganized from a Maryland corporation to a Delaware statutory trust in accordance with a proposal approved by shareholders on November 24, 2009.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Financials	$168,011	$475,764	*	$-	$643,775
Consumer staples	70,048	450,931	*	-	520,979
Telecommunication services	46,551	308,718	*	-	355,269
Information technology	34,603	263,233	*	-	297,836
Industrials	20,709	257,715	*	-	278,424
Utilities	18,730	251,245	*	-	269,975
Energy	37,933	206,124	*	-	244,057
Materials	29,652	194,586	*	-	224,238
Health care	-	169,004	*	-	169,004
Consumer discretionary	-	99,533	*	-	99,533
Miscellaneous	9,680	52,794	*	-	62,474
Preferred stocks	-	24,794		-	24,794
Convertible securities	-	18,767		-	18,767
Bonds & notes	-	80,896		-	80,896
Short-term securities	-	172,065		-	172,065
Total	$435,917	$3,026,169		$-	$3,462,086

*Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $2,729,647,000 of investment securities were classified as Level 2 instead of Level 1.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market risks — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving the issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency, interest rate and commodity price fluctuations.

Risks of investing outside the U.S. — Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries. Investments in securities issued by entities domiciled in the U.S. may also be subject to many of these risks.

Developing countries risks — Developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect security prices. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

Growth stocks risks — The growth-oriented common stocks and other equity-type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, purchased by the fund may involve large price swings and potential for loss.

Income stocks risks — Income provided by the fund may be affected by changes in the dividend policies of the companies in which the fund invests and the capital resources available for such payments at such companies.

5. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund commenced operations on October 1, 2008; therefore, the fund’s only tax years, 2008 and 2009, remain open for examination by U.S. federal and state tax authorities.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended June 30, 2010, the fund reclassified $2,737,000 from undistributed net realized gain to undistributed net investment income; $49,000 from undistributed net investment income to capital paid in on shares of beneficial interest; and $7,037,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of June 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$7,470
Undistributed long-term capital gain	25,070
Gross unrealized appreciation on investment securities	295,554
Gross unrealized depreciation on investment securities	(252,043)
Net unrealized appreciation on investment securities	43,511
Cost of investment securities	3,418,575

Ordinary income distributions paid to shareholders from net investment income, currency gains and short-term capital gains were as follows (dollars in thousands):

Share class	Year ended June 30, 2010	For the period October 1, 2008* to June 30, 2009
Class A	$93,532	$23,989
Class B	932	246
Class C	4,988	1,155
Class F-1	10,038	2,863
Class F-2	7,768	1,788
Class 529-A	1,066	143
Class 529-B	32	6
Class 529-C	190	22
Class 529-E	36	6
Class 529-F-1	22	2
Class R-1	92	23
Class R-2	292	43
Class R-3	273	42
Class R-4	139	32
Class R-5	601	523
Class R-6†	7,386	835
Total	$127,387	$31,718

*Commencement of operations.
†Class R-6 was offered beginning May 1, 2009.

6. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.530% on such assets in excess of $1 billion. The board of trustees approved an amended agreement effective January 1, 2010, that continues this series of rate reductions to include additional annual rates of 0.500%, 0.480% and 0.470% over $1.5 billion, $2.5 billion and $4.0 billion, respectively. Prior to the effective date of the agreement, CRMC voluntarily reduced fees for investment advisory services to the rates provided by the amended agreement. As a result, for the year ended June 30, 2010, total investment advisory services fees waived by CRMC were $215,000. The fee shown on the accompanying financial statements of $17,569,000, which was equivalent to an annualized rate of 0.551%, was reduced to $17,354,000, or 0.544% of average daily net assets.

CRMC has agreed to reimburse a portion of the fees and expenses of the fund during its start-up period. This reimbursement may be adjusted or discontinued by CRMC at any time. For the year ending June 30, 2010, the total fees and expenses reimbursed by CRMC were $125,000. Fees and expenses in the statement of operations are presented gross of any reimbursements from CRMC.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted on the following page. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of June 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended June 30, 2010, the total administrative services fee paid by CRMC was $6,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended June 30, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services		Transfer agent services		Commonwealth of Virginia administrative services
Class A	$5,279	$2,368	Not applicable		Not applicable		Not applicable
Class B	294	30	Not applicable		Not applicable		Not applicable
Class C	1,541	Included in administrative services	$182		$26		Not applicable
Class F-1	637		268		22		Not applicable
Class F-2	Not applicable		171		8		Not applicable
Class 529-A	51		21		3		$26
Class 529-B	10		1		-	*	1
Class 529-C	56		5		2		6
Class 529-E	5		1		-	*	1
Class 529-F-1	-		-	*	-	*	-	*
Class R-1	28		2		1		Not applicable
Class R-2	64		10		29		Not applicable
Class R-3	36		8		7		Not applicable
Class R-4	8		3		1		Not applicable
Class R-5	Not applicable		14		-	*	Not applicable
Class R-6	Not applicable		83		-	*	Not applicable
Total	$8,009	$2,398	$769		$99		$34

*Amount less than one thousand.

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 2008, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $296,000, shown on the accompanying financial statements, includes $291,000 in current fees (either paid in cash or deferred) and a net increase of $5,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends and distributions			Repurchases(1)				Net increase
	Amount	Shares	Amount	Shares		Amount		Shares		Amount	Shares
Year ended June 30, 2010
Class A	$1,547,259	53,619	$89,715	3,131		$(477,427)		(16,928)		$1,159,547	39,822
Class B	20,194	700	906	32		(11,014)		(389)		10,086	343
Class C	115,339	3,996	4,733	165		(33,576)		(1,202)		86,496	2,959
Class F-1	185,692	6,455	9,213	322		(78,192)		(2,780)		116,713	3,997
Class F-2	111,621	3,922	6,899	241		(36,034)		(1,266)		82,486	2,897
Class 529-A	30,029	1,041	1,065	37		(2,811)		(99)		28,283	979
Class 529-B	860	30	32	2		(172)		(6)		720	26
Class 529-C	7,510	260	190	6		(620)		(22)		7,080	244
Class 529-E	1,161	40	35	1		(244)		(9)		952	32
Class 529-F-1	865	29	22	1		(87)		(3)		800	27
Class R-1	1,902	65	54	2		(439)		(16)		1,517	51
Class R-2	11,793	410	255	9		(1,977)		(70)		10,071	349
Class R-3	9,766	337	232	8		(1,915)		(69)		8,083	276
Class R-4	3,797	131	95	3		(939)		(33)		2,953	101
Class R-5	10,258	383	599	21		(3,314)		(118)		7,543	286
Class R-6	152,347	5,408	7,386	259		(7,895)		(264)		151,838	5,403
Total net increase
(decrease)	$2,210,393	76,826	$121,431	4,240		$(656,656)		(23,274)		$1,675,168	57,792

For the period October 1, 2008(2) to June 30, 2009
Class A	$1,603,055	71,931	$22,459	951		$(337,133)		(15,440)		$1,288,381	57,442
Class B	19,871	892	238	10		(3,432)		(157)		16,677	745
Class C	94,262	4,243	1,084	46		(16,463)		(766)		78,883	3,523
Class F-1	202,238	9,160	2,522	107		(58,705)		(2,663)		146,055	6,604
Class F-2	123,875	5,175	1,397	58		(9,869)		(454)		115,403	4,779
Class 529-A	8,565	383	142	6		(233)		(10)		8,474	379
Class 529-B	454	20	6	-	(3)	(18)		(1)		442	19
Class 529-C	1,681	75	22	1		(84)		(4)		1,619	72
Class 529-E	383	17	6	-	(3)	(13)		-	(3)	376	17
Class 529-F-1	105	5	2	-	(3)	-	(3)	-	(3)	107	5
Class R-1	1,749	74	9	-	(3)	(102)		(5)		1,656	69
Class R-2	3,146	136	28	1		(109)		(5)		3,065	132
Class R-3	2,664	116	25	1		(187)		(9)		2,502	108
Class R-4	1,760	75	14	-	(3)	(8)		-	(3)	1,766	75
Class R-5	120,587	5,442	470	22		(124,674)		(5,213)		(3,617)	251
Class R-6(4)	58,826	2,536	835	34		(81)		(3)		59,580	2,567
Total net increase
(decrease)	$2,243,221	100,280	$29,259	1,237		$(551,111)		(24,730)		$1,721,369	76,787

(1)Includes exchanges between share classes of the fund.
(2)Commencement of operations.
(3)Amount less than one thousand.
(4)Class R-6 was offered beginning May 1, 2009.

8. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $2,116,735,000 and $460,826,000, respectively, during the year ended June 30, 2010.

Financial highlights(1)

		Income from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments/ waivers		Ratio of expenses to average net assets after reimburse- ments/ waivers(4)		Ratio of net income to average net assets(4)
Class A:
Year ended 6/30/2010	$24.78	$.80	$1.39	$2.19	$(.74)	$(.37)	$(1.11)	$25.86	8.44%	$2,515		.94%		.93%		2.79%
Period from 10/1/2008(5) to 6/30/2009	25.00	.62	(.39)	.23	(.45)	-	(.45)	24.78	1.04	1,424		1.11	(6)	1.06	(6)	3.73	(6)
Class B:
Year ended 6/30/2010	24.75	.56	1.40	1.96	(.52)	(.37)	(.89)	25.82	7.60	28		1.72		1.71		1.96
Period from 10/1/2008(5) to 6/30/2009	25.00	.53	(.42)	.11	(.36)	-	(.36)	24.75	.49	18		1.81	(6)	1.77	(6)	3.16	(6)
Class C:
Year ended 6/30/2010	24.75	.57	1.38	1.95	(.52)	(.37)	(.89)	25.81	7.55	167		1.75		1.74		2.00
Period from 10/1/2008(5) to 6/30/2009	25.00	.51	(.41)	.10	(.35)	-	(.35)	24.75	.48	87		1.84	(6)	1.80	(6)	3.07	(6)
Class F-1:
Year ended 6/30/2010	24.78	.79	1.39	2.18	(.73)	(.37)	(1.10)	25.86	8.41	274		.97		.96		2.76
Period from 10/1/2008(5) to 6/30/2009	25.00	.63	(.39)	.24	(.46)	-	(.46)	24.78	1.06	164		1.07	(6)	1.03	(6)	3.76	(6)
Class F-2:
Year ended 6/30/2010	24.79	.86	1.39	2.25	(.80)	(.37)	(1.17)	25.87	8.69	199		.71		.70		3.02
Period from 10/1/2008(5) to 6/30/2009	25.00	.60	(.31)	.29	(.50)	-	(.50)	24.79	1.28	119		.82	(6)	.76	(6)	3.57	(6)
Class 529-A:
Year ended 6/30/2010	24.77	.82	1.35	2.17	(.72)	(.37)	(1.09)	25.85	8.33	35		.99		.98		2.87
Period from 10/1/2008(5) to 6/30/2009	25.00	.70	(.49)	.21	(.44)	-	(.44)	24.77	.96	9		1.20	(6)	1.16	(6)	4.16	(6)
Class 529-B:
Year ended 6/30/2010	24.74	.55	1.38	1.93	(.50)	(.37)	(.87)	25.80	7.49	1		1.82		1.81		1.94
Period from 10/1/2008(5) to 6/30/2009	25.00	.50	(.41)	.09	(.35)	-	(.35)	24.74	.43	_	(7)	1.93	(6)	1.88	(6)	3.00	(6)
Class 529-C:
Year ended 6/30/2010	24.72	.59	1.35	1.94	(.52)	(.37)	(.89)	25.77	7.53	8		1.81		1.80		2.08
Period from 10/1/2008(5) to 6/30/2009	25.00	.65	(.57)	.08	(.36)	-	(.36)	24.72	.41	2		1.91	(6)	1.88	(6)	3.81	(6)
Class 529-E:
Year ended 6/30/2010	24.78	.75	1.33	2.08	(.64)	(.37)	(1.01)	25.85	8.01	1		1.30		1.29		2.64
Period from 10/1/2008(5) to 6/30/2009	25.00	.74	(.56)	.18	(.40)	-	(.40)	24.78	.82	_	(7)	1.39	(6)	1.35	(6)	4.36	(6)

Class 529-F-1:
Year ended 6/30/2010	$24.79	$.91	$1.32	$2.23	$(.78)	$(.37)	$(1.15)	$25.87	8.60%	$1		.79%		.78%		3.18%
Period from 10/1/2008(5) to 6/30/2009	25.00	.76	(.49)	.27	(.48)	-	(.48)	24.79	1.18	_	(7)	.90	(6)	.86	(6)	4.48	(6)
Class R-1:
Year ended 6/30/2010	24.76	.59	1.37	1.96	(.53)	(.37)	(.90)	25.82	7.58	3		1.71		1.70		2.06
Period from 10/1/2008(5) to 6/30/2009	25.00	.45	(.34)	.11	(.35)	-	(.35)	24.76	.52	2		1.82	(6)	1.77	(6)	2.68	(6)
Class R-2:
Year ended 6/30/2010	24.74	.61	1.34	1.95	(.53)	(.37)	(.90)	25.79	7.57	13		1.81		1.73		2.15
Period from 10/1/2008(5) to 6/30/2009	25.00	.54	(.44)	.10	(.36)	-	(.36)	24.74	.48	3		1.88	(6)	1.78	(6)	3.22	(6)
Class R-3:
Year ended 6/30/2010	24.78	.75	1.33	2.08	(.65)	(.37)	(1.02)	25.84	8.02	10		1.30		1.29		2.65
Period from 10/1/2008(5) to 6/30/2009	25.00	.61	(.42)	.19	(.41)	-	(.41)	24.78	.85	3		1.38	(6)	1.33	(6)	3.64	(6)
Class R-4:
Year ended 6/30/2010	24.79	.84	1.33	2.17	(.73)	(.37)	(1.10)	25.86	8.38	5		.98		.96		2.93
Period from 10/1/2008(5) to 6/30/2009	25.00	.61	(.37)	.24	(.45)	-	(.45)	24.79	1.09	2		1.07	(6)	1.02	(6)	3.63	(6)
Class R-5:
Year ended 6/30/2010	24.86	.85	1.41	2.26	(.80)	(.37)	(1.17)	25.95	8.69	14		.72		.70		2.96
Period from 10/1/2008(5) to 6/30/2009	25.00	.76	(.47)	.29	(.43)	-	(.43)	24.86	1.28	6		.81	(6)	.78	(6)	4.65	(6)
Class R-6:
Year ended 6/30/2010	24.78	.90	1.37	2.27	(.82)	(.37)	(1.19)	25.86	8.74	206		.66		.65		3.16
Period from 5/1/2009 to 6/30/2009	22.97	.25	1.90	2.15	(.34)	-	(.34)	24.78	9.38	64		.12		.12		1.01

	Year ended June 30, 2010	For the period 10/1/2008(5) to 6/30/2009
Portfolio turnover rate for all classes of shares	16%	33%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services and reimbursed other fees and expenses. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(5)Commencement of operations.
(6)Annualized.
(7)Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of International Growth and Income Fund:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of International Growth and Income Fund (the “Fund”), as of June 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of International Growth and Income Fund as of June 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
August 11, 2010

Expense example
                                                                                                                                                    unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010, through June 30, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 1/1/2010	Ending account value 6/30/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$882.11	$4.20	.90%
Class A -- assumed 5% return	1,000.00	1,020.33	4.51	.90
Class B -- actual return	1,000.00	878.50	7.87	1.69
Class B -- assumed 5% return	1,000.00	1,016.41	8.45	1.69
Class C -- actual return	1,000.00	878.47	8.01	1.72
Class C -- assumed 5% return	1,000.00	1,016.27	8.60	1.72
Class F-1 -- actual return	1,000.00	882.06	4.39	.94
Class F-1 -- assumed 5% return	1,000.00	1,020.13	4.71	.94
Class F-2 -- actual return	1,000.00	883.15	3.22	.69
Class F-2 -- assumed 5% return	1,000.00	1,021.37	3.46	.69
Class 529-A -- actual return	1,000.00	881.79	4.53	.97
Class 529-A -- assumed 5% return	1,000.00	1,019.98	4.86	.97
Class 529-B -- actual return	1,000.00	878.46	8.34	1.79
Class 529-B -- assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class 529-C -- actual return	1,000.00	878.58	8.34	1.79
Class 529-C -- assumed 5% return	1,000.00	1,015.92	8.95	1.79
Class 529-E -- actual return	1,000.00	880.29	5.92	1.27
Class 529-E -- assumed 5% return	1,000.00	1,018.50	6.36	1.27
Class 529-F-1 -- actual return	1,000.00	882.61	3.59	.77
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.98	3.86	.77
Class R-1 -- actual return	1,000.00	878.71	7.87	1.69
Class R-1 -- assumed 5% return	1,000.00	1,016.41	8.45	1.69
Class R-2 -- actual return	1,000.00	878.38	8.06	1.73
Class R-2 -- assumed 5% return	1,000.00	1,016.22	8.65	1.73
Class R-3 -- actual return	1,000.00	880.39	5.97	1.28
Class R-3 -- assumed 5% return	1,000.00	1,018.45	6.41	1.28
Class R-4 -- actual return	1,000.00	881.83	4.43	.95
Class R-4 -- assumed 5% return	1,000.00	1,020.08	4.76	.95
Class R-5 -- actual return	1,000.00	883.23	3.18	.68
Class R-5 -- assumed 5% return	1,000.00	1,021.42	3.41	.68
Class R-6 -- actual return	1,000.00	883.43	2.94	.63
Class R-6 -- assumed 5% return	1,000.00	1,021.67	3.16	.63

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information
                                                                                                     unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2010:

Long-term capital gains	$7,037,000
Foreign taxes	$0.08 per share
Foreign source income	$0.96 per share
Qualified dividend income	$118,265,000
U.S. government income that may be exempt from state taxation	$60,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Other share class results	unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2010:

	1 year	5 years	Life of class
Class B shares1 — first sold 10/1/08
Reflecting applicable contingent deferred sales charge (CDSC), maximum of 5%, payable only if shares are sold within six years of purchase	2.60%	—	2.35%

Not reflecting CDSC	7.60	—	4.58

Class C shares — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	6.55	—	4.55

Not reflecting CDSC	7.55	—	4.55

Class F-1 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	8.41	—	5.37

Class F-2 shares2 — first sold 10/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	8.69	—	5.65

Class 529-A shares3 — first sold 10/1/08
Reflecting 5.75% maximum sales charge	2.11	—	1.74

Not reflecting maximum sales charge	8.33	—	5.27

Class 529-B shares1,3 — first sold 10/1/08
Reflecting applicable CDSC, maximum of 5%, payable only if shares are sold within six years of purchase	2.49	—	2.24

Not reflecting CDSC	7.49	—	4.48

Class 529-C shares3 — first sold 10/1/08
Reflecting CDSC, maximum of 1%, payable only if shares are sold within one year of purchase	6.53	—	4.49

Not reflecting CDSC	7.53	—	4.49

Class 529-E shares2,3 — first sold 10/1/08	8.01	—	5.00

Class 529-F-1 shares2,3 — first sold 10/1/08
Not reflecting annual asset-based fee charged by sponsoring firm	8.60	—	5.55

1	These shares are not available for purchase.
2	These shares are sold without any initial or contingent deferred sales charge.
3	Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from October 1, 2008, through December 31, 2008, and reimbursed other fees and expenses. These reimbursements may be adjusted or discontinued by the investment adviser at any time. Applicable fund results shown reflect the waiver and reimbursements, without which they would have been lower. See the fund’s prospectus or the Financial Highlights table on pages 25 and 26 for details.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees
	Year first
	elected a
	trustee of
Name and age	the fund1	Principal occupation(s) during past five years

Mary Jane Elmore, 56	2008	Managing Director and General Partner, Institutional
		Venture Partners

Robert A. Fox, 73	2008	Managing General Partner, Fox Investments LP;
Chairman of the Board		corporate director
(Independent and Non-Executive)

Leonade D. Jones, 62	2008	Retired

William D. Jones, 55	2008	Real estate developer/owner, President and CEO,
		CityLink Investment Corporation (acquires, develops
		and manages real estate ventures in selected urban
		communities) and City Scene Management Company
		(provides commercial asset and property
		management services)

John M. Lillie, 73	2008	Business consultant

John G. McDonald, 73	2008	Stanford Investors Professor, Graduate School of
		Business, Stanford University

James J. Postl, 64	2008	Retired

Henry E. Riggs, 75	2008	President Emeritus, Keck Graduate Institute of
		Applied Life Sciences; Professor Emeritus, Stanford
		University and Harvey Mudd College

Isaac Stein, 63	2008	President, Waverley Associates (private investment
		fund); Chairman Emeritus of the Board of Trustees,
		Stanford University

“Independent” trustees
	Number of
	portfolios
	in fund
	complex2
	overseen by
Name and age	trustee	Other directorships3 held by trustee

Mary Jane Elmore, 56	3	None

Robert A. Fox, 73	9	None
Chairman of the Board
(Independent and Non-Executive)

Leonade D. Jones, 62	9	None

William D. Jones, 55	6	Sempra Energy; SouthWest Water Company

John M. Lillie, 73	3	None

John G. McDonald, 73	12	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

James J. Postl, 64	3	Cooper Industries; Pulte, Inc.

Henry E. Riggs, 75	5	None

Isaac Stein, 63	3	Alexza Pharmaceuticals, Inc.; Maxygen, Inc.

The fund’s statement of additional information includes additional information about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 32 for footnotes.

“Interested” trustee4
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or the
position with fund	the fund1	principal underwriter of the fund

Steven T. Watson, 55	2008	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research Company;5 Director, Capital
		Research Company;5 Director, The Capital Group
		Companies, Inc.5

“Interested” trustee4

	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	trustee	Other directorships3 held by trustee

Steven T. Watson, 55	1	None
Vice Chairman of the Board

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund1	principal underwriter of the fund

Carl M. Kawaja, 46	2008	Senior Vice President — Capital World Investors,
President		Capital Research and Management Company;
		Director, Capital Research and Management
		Company; Director, Capital International, Inc.;5
		Director, Capital International Asset Management,
		Inc.5

Paul F. Roye, 56	2008	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;5 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Andrew B. Suzman, 43	2008	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research Company5

Patrick F. Quan, 52	2008	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jennifer M. Buchheim, 36	2008	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 36	2009	Associate, Capital Research and Management
Assistant Secretary		Company

1	Trustees and officers of the fund serve until their resignation, removal or retirement.
2
Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is available to certain nonprofit organizations.

3
This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

4
“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5	Company affiliated with Capital Research and Management Company.

Offices

Office of the fund
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete June 30, 2010, portfolio of International Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

International Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of International Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•	An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•	The multiple portfolio counselor system

Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•	Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•	A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•	Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
>	International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•	Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•	Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•	Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market fund
American Funds Money Market Fund®

•	American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds	Capital Research and Management	Capital International	Capital Guardian	Capital Bank and Trust

Lit. No. MFGEAR-934-0810P

Litho in USA CGD/LPT/9995-S26361

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$41,000
2010	$57,000

b) Audit-Related Fees:
2009	$79
2010	$1,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$7,000
2010	$8,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investing activity in non-U.S. jurisdictions.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$970,000
2010	$982,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,364,000 for fiscal year 2009 and $1,396,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

International Growth and Income FundSM
Investment portfolio

June 30, 2010

Common stocks — 90.97%	Shares	Value (000)

FINANCIALS — 18.50%
Bank of Nova Scotia	1,604,000	$73,906
Prudential PLC1	7,044,503	52,799
Australia and New Zealand Banking Group Ltd.1	2,906,194	52,172
HSBC Holdings PLC (Hong Kong)1	4,356,896	39,913
HSBC Holdings PLC (United Kingdom)1	1,008,896	9,204
Industrial and Commercial Bank of China Ltd., Class H1	66,660,000	48,403
UBS AG1,2	3,190,000	42,285
Toronto-Dominion Bank	610,000	39,526
AXA SA1	2,016,939	30,589
Itaú Unibanco Holding SA, preferred nominative	1,590,000	28,629
Hong Kong Exchanges and Clearing Ltd.1	1,785,000	27,834
Fairfax Financial Holdings Ltd.	70,000	25,950
Sampo Oyj, Class A1	1,235,000	25,840
QBE Insurance Group Ltd.1	1,697,500	25,833
Singapore Exchange Ltd.1	3,430,000	17,948
Nomura Holdings, Inc.1	3,219,900	17,627
BNP Paribas SA1	326,073	17,410
Absa Group Ltd.1	1,077,000	16,941
DnB NOR ASA1	1,417,777	13,642
Banco Santander, SA1	906,593	9,526
Unibail-Rodamco SE, non-registered shares1	52,400	8,505
Macquarie Group Ltd.1	227,000	6,986
ING Groep NV, depository receipts1,2	928,568	6,894
Société Générale1	133,062	5,413
		643,775

CONSUMER STAPLES — 14.97%
British American Tobacco PLC1	3,345,000	105,919
Tesco PLC1	14,108,000	79,435
Anheuser-Busch InBev NV1	1,402,240	67,355
Unilever NV, depository receipts1	2,327,700	63,465
Kimberly-Clark de México, SAB de CV, Class A	9,195,000	53,131
Shoprite Holdings Ltd.1	3,585,000	38,499
Pernod Ricard SA1	369,660	28,596
Coca-Cola Amatil Ltd.1	2,621,731	26,257
Foster’s Group Ltd.1	3,900,000	18,450
Grupo Modelo, SAB de CV, Series C	3,425,000	16,917
X5 Retail Group NV (GDR)1,2	360,000	11,961
Beiersdorf AG1	200,000	10,994
		520,979

TELECOMMUNICATION SERVICES — 10.21%
Telefónica, SA1	3,183,000	58,779
Koninklijke KPN NV1	4,143,000	52,901
Telefónica 02 Czech Republic, AS1	2,357,000	45,828
Telekom Austria AG, non-registered shares1	3,907,649	43,436
Taiwan Mobile Co., Ltd.1	14,430,000	29,431
KDDI Corp.1	5,690	27,028
América Móvil, SAB de CV, Series L (ADR)	424,000	20,140
América Móvil, SAB de CV, Series L	2,514,600	5,987
Bell Aliant Regional Communications Income Fund	855,000	20,424
China Mobile Ltd.1	1,463,000	14,581
China Telecom Corp. Ltd., Class H1	27,650,000	13,201
Partner Communications Co. Ltd.1	850,000	13,069
France Télécom SA1	480,800	8,297
Vodafone Group PLC1	1,045,500	2,167
		355,269

INFORMATION TECHNOLOGY — 8.56%
Nintendo Co., Ltd.1	292,400	85,175
MediaTek Inc.1	3,709,000	51,729
Canon, Inc.1	1,095,000	40,825
Cielo SA, ordinary nominative	4,109,000	34,603
Taiwan Semiconductor Manufacturing Co. Ltd.1	17,991,506	33,642
Keyence Corp.1	66,000	15,183
Samsung Electronics Co. Ltd.1	24,000	15,069
HTC Corp.1	1,101,000	14,607
HOYA CORP.1	329,800	7,003
		297,836

INDUSTRIALS — 8.00%
Schneider Electric SA1	559,776	56,658
Mitsubishi Corp.1	1,851,200	38,575
Siemens AG1	403,000	36,063
Geberit AG1	195,100	30,255
G4S PLC1	6,038,000	23,925
Cia. de Concessões Rodoviárias, ordinary nominative	1,000,000	20,709
Marubeni Corp.1	3,750,000	19,209
AB SKF, Class B1	850,000	15,226
Orkla AS1	2,207,800	14,133
Vallourec SA1	76,000	12,976
Qantas Airways Ltd.1,2	5,826,126	10,695
		278,424

UTILITIES — 7.76%
Hongkong Electric Holdings Ltd.1	12,280,000	73,089
SUEZ Environnement Co.1	2,371,000	39,061
National Grid PLC1	5,249,999	38,674
GDF SUEZ1	1,189,271	33,648
Snam Rete Gas SpA1	5,500,000	21,865
E.ON AG1	755,000	20,324
Cia. Energética de Minas Gerais — CEMIG, preferred nominative	1,292,362	18,730
RWE AG1	205,000	13,362
CLP Holdings Ltd.1	1,550,000	11,222
		269,975

ENERGY — 7.01%
Royal Dutch Shell PLC, Class B1	3,804,000	92,100
TOTAL SA1	1,884,300	83,860
TransCanada Corp.	1,134,000	37,933
Saipem SpA, Class S1	575,700	17,496
Oil Search Ltd.1	2,750,000	12,668
		244,057

MATERIALS — 6.44%
L’Air Liquide SA, non-registered shares1	375,466	37,713
CRH PLC1	1,482,043	31,020
K+S AG1	638,000	29,349
Impala Platinum Holdings Ltd.1	1,225,000	28,398
Orica Ltd.1	1,320,240	27,795
BHP Billiton PLC (ADR)	394,600	20,298
Syngenta AG1	80,800	18,658
Shin-Etsu Chemical Co., Ltd.1	290,000	13,492
Barrick Gold Corp.	206,000	9,354
Anglo American PLC1,2	235,000	8,161
		224,238

HEALTH CARE — 4.86%
Novartis AG1	964,000	46,770
Roche Holding AG1	276,700	37,997
GlaxoSmithKline PLC1	1,500,000	25,421
Shionogi & Co., Ltd.1	850,000	17,585
CSL Ltd.1	610,000	16,636
Sanofi-aventis1	250,000	15,076
Smith & Nephew PLC1	1,011,000	9,519
		169,004

CONSUMER DISCRETIONARY — 2.86%
Toyota Motor Corp.1	1,014,300	34,881
H & M Hennes & Mauritz AB, Class B1	1,141,400	31,386
Cie. Générale des Établissements Michelin, Class B1	274,700	19,148
OPAP SA1	1,135,000	14,118
		99,533

MISCELLANEOUS — 1.80%
Other common stocks in initial period of acquisition		62,474

Total common stocks (cost: $3,137,583,000)		3,165,564

Preferred stocks — 0.71%

FINANCIALS — 0.42%
Barclays Bank PLC, Series RCI, 14.00%3	3,570,000	6,668
SMFG Preferred Capital USD 3 Ltd. 9.50%3,4	5,410,000	5,870
Resona Preferred Global Securities (Cayman) Ltd. 7.191%3,4	2,355,000	2,169
		14,707

MISCELLANEOUS — 0.29%
Other preferred stocks in initial period of acquisition		10,087

Total preferred stocks (cost: $21,645,000)		24,794

	Principal amount
Convertible securities — 0.54%	(000)

MATERIALS — 0.39%
Sino-Forest Corp. 4.25% convertible notes 20164	$14,400	13,483

MISCELLANEOUS — 0.15%
Other convertible securities in initial period of acquisition		5,284

Total convertible securities (cost: $18,645,000)		18,767

	Principal amount	Value
Bonds & notes — 2.33%	(000)	(000)

FINANCIALS — 0.78%
Westfield Group 5.40% 20124	$175	$186
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 20144	430	450
Westfield Group 5.70% 20164	4,540	4,841
Westfield Group 7.125% 20184	8,940	10,103
Société Générale 6.999% (undated)3	€6,200	6,406
Royal Bank of Scotland Group PLC 5.00% 2014	$5,657	5,313
		27,299

CONSUMER STAPLES — 0.49%
British American Tobacco International Finance PLC 8.125% 20134	12,159	14,364
British American Tobacco International Finance PLC 9.50% 20184	2,000	2,625
		16,989

BONDS & NOTES OF GOVERNMENTS OUTSIDE THE U.S. — 0.43%
Brazilian Treasury Bill 0% 2011	BRL28,700	15,047

CONSUMER DISCRETIONARY — 0.34%
DaimlerChrysler North America Holding Corp., Series E, 5.75% 2011	$2,995	3,120
DaimlerChrysler North America Holding Corp. 7.75% 2011	1,450	1,498
DaimlerChrysler North America Holding Corp. 7.30% 2012	4,642	5,005
DaimlerChrysler North America Holding Corp. 6.50% 2013	1,990	2,229
		11,852

ENERGY — 0.18%
Gazprom OJSC 7.343% 2013	100	106
Gazprom OJSC 9.625% 2013	3,500	3,929
Gazprom OJSC 8.146% 2018	1,005	1,102
Gazprom OJSC 7.201% 20205	866	902
Gazprom OJSC 7.288% 2037	200	198
		6,237

TELECOMMUNICATION SERVICES — 0.07%
Digicel Group Ltd. 12.00% 20144	2,000	2,248

INFORMATION TECHNOLOGY — 0.04%
NXP BV and NXP Funding LLC 3.053% 20133	1,425	1,224

Total bonds & notes (cost: $67,548,000)		80,896

Short-term securities — 4.94%

Freddie Mac 0.14%–0.31% due 8/30–12/6/2010	60,929	60,893
GDF SUEZ 0.35% due 7/20/20104	39,000	38,993
Federal Home Loan Bank 0.17% due 9/24/2010	21,800	21,791
Procter & Gamble International Funding S.C.A. 0.23% due 7/7/20104	16,700	16,699
Fannie Mae 0.175%–0.23% due 8/16–10/27/2010	12,900	12,894
General Electric Co. 0.08% due 7/1/2010	12,300	12,300
Straight-A Funding LLC 0.37% due 8/19/20104	8,500	8,495

Total short-term securities (cost: $172,056,000)		172,065

Total investment securities (cost: $3,417,477,000)		3,462,086
Other assets less liabilities		17,841

Net assets		$3,479,927

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,” was $2,729,647,000, which represented 78.44% of the net assets of the fund. This entire amount relates to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

2Security did not produce income during the last 12 months.
3Coupon rate may change periodically.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $120,526,000, which represented 3.46% of the net assets of the fund.

5Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

Key to abbreviations and symbol

ADR = American Depositary Receipts
GDR = Global Depositary Receipts
BRL = Brazilian reais
€ = Euros

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-934-0810O-S25603

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
International Growth and Income Fund:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of International Growth and Income Fund (the “Fund”) as of June 30, 2010, and for the year then ended and have issued our report thereon dated August 11, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of June 30, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
August 11, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL GROWTH AND INCOME FUND

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: August 31, 2010

By /s/ Jennifer M. Buchheim
Jennifer M. Buchheim, Treasurer and Principal Financial Officer

Date: August 31, 2010